Exhibit 99.2
WaFd, Inc.
Fact Sheet
September 30, 2023
($ in Thousands)

	As of 03/23		As of 06/23		As of 09/23
Allowance for Credit Losses (ACL) - Total	$205,920		$204,569		$201,707
ACL - Loans	177,420		178,069		177,207
ACL Unfunded Commitments	28,500		26,500		24,500
Total ACL as a % of Gross Loans	1.02%		1.03%		1.03%

	03/23 QTR	03/23 YTD	06/23 QTR	06/23 YTD	09/23 QTR	09/23 YTD
Loan Originations - Total	$1,039,722	$3,082,400	$870,963	$3,953,363	$748,793	$4,702,156
Multi-Family	17,729	115,219	12,604	127,823	8,965	136,788
Commercial Real Estate	39,689	170,598	21,538	192,136	31,225	223,361
Commercial & Industrial	456,168	1,408,867	372,718	1,781,585	250,875	2,032,460
Construction	226,750	755,800	143,600	899,400	147,571	1,046,971
Land - Acquisition & Development	20,043	30,147	1,912	32,059	2,887	34,946
Single-Family Residential	149,774	300,495	168,532	469,027	141,103	610,130
Construction - Custom	74,005	188,196	77,210	265,406	81,378	346,784
Land - Consumer Lot Loans	6,315	10,705	4,894	15,599	5,534	21,133
HELOC	36,622	79,254	38,287	117,541	36,489	154,030
Consumer	12,627	23,119	29,668	52,787	42,766	95,553

Purchased Loans (including acquisitions)	$—	$80,015	$—	$80,015	$—	$80,015

Net Loan Fee and Discount Accretion	$4,923	$10,582	$4,859	$15,441	$4,689	$20,130

Repayments
Loans	$1,109,433	$2,342,752	$1,103,238	$3,445,990	$989,279	$4,435,269
MBS	33,354	81,664	43,639	125,303	56,648	181,951

MBS Net Premium Amortization	$93	$(64)	$1,436	$1,372	$(106)	$1,266

Efficiency
Operating Expenses/Average Assets	1.78%	1.76%	1.71%	1.71%	1.70%	1.74%
Efficiency Ratio (%)	52.34%	49.53%	51.90%	50.29%	51.78%	50.65%
Amortization of Intangibles	$243	$486	$240	$726	$254	$980

EOP Numbers
Shares Issued and Outstanding	65,793,099		64,721,190		64,736,916

Share repurchase information
Remaining shares authorized for repurchase	3,676,260		2,559,611		2,559,183
Shares repurchased	3,239	48,084	1,116,649	1,164,733	428	1,165,161
Average share repurchase price	$33.48	$38.19	$25.62	$26.14	$30.41	$26.14

WaFd, Inc.
Fact Sheet
September 30, 2023
($ in Thousands)

Tangible Common Book Value	As of 03/23		As of 06/23		As of 09/23
$ Amount	$1,766,593		$1,784,997		$1,815,807
Per Share	26.85		27.58		28.05

# of Employees	2,110		2,115		2,120

Investments
Available-For-Sale:
Agency MBS	$899,744		$950,210		$912,844
Other	1,106,542		1,086,023		1,082,253
	$2,006,286		$2,036,233		$1,995,097
Held-To-Maturity:
Agency MBS	$445,222		$434,172		$423,586
	$445,222		$434,172		$423,586

	As of 03/31/23		As of 06/30/23		As of 09/30/23
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,894,567	14.3%	$2,889,635	14.5%	$2,907,086	14.8%
Commercial Real Estate	3,283,151	16.3	3,239,387	16.3	3,344,959	17.0
Commercial & Industrial	2,590,700	12.8	2,496,778	12.5	2,321,717	11.8
Construction	3,735,821	18.5	3,578,430	17.9	3,318,994	16.9
Land - Acquisition & Development	231,990	1.1	216,185	1.1	201,538	1.0
Single-Family Residential	6,175,250	30.6	6,313,561	31.7	6,451,270	32.8
Construction - Custom	840,475	4.2	757,171	3.8	672,643	3.4
Land - Consumer Lot Loans	141,215	0.7	134,967	0.7	125,723	0.7
HELOC	218,179	1.1	224,917	1.1	234,410	1.2
Consumer	71,083	0.4	76,813	0.4	70,164	0.4
	20,182,431	100%	19,927,844	100%	19,648,504	100%
Less:
Allowance	177,420		178,069		177,207
Loans in Process	2,648,512		2,270,038		1,895,940
Net Deferred Fees, Costs and Discounts	84,593		95,549		98,807
Sub-Total	2,910,525		2,543,656		2,171,954
	$17,271,906		$17,384,188		$17,476,550

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,846,956	16.5%	$2,845,457	16.4%	$2,873,439	16.4%
Commercial Real Estate	3,230,501	18.7	3,190,319	18.4	3,281,258	18.8
Commercial & Industrial	2,521,895	14.6	2,428,825	14.0	2,256,546	12.9
Construction	1,582,486	9.2	1,731,519	10.0	1,809,528	10.4
Land - Acquisition & Development	159,584	0.9	154,411	0.9	149,645	0.9
Single-Family Residential	6,107,105	35.3	6,231,509	35.8	6,360,961	36.4
Construction - Custom	400,327	2.3	372,824	2.1	321,670	1.8
Land - Consumer Lot Loans	136,195	0.8	130,224	0.7	121,330	0.7
HELOC	218,497	1.3	225,388	1.3	234,895	1.3
Consumer	68,360	0.4	73,712	0.4	67,278	0.4
	$17,271,906	100%	$17,384,188	100%	$17,476,550	100%

WaFd, Inc.
Fact Sheet
September 30, 2023
($ in Thousands)

	As of 03/31/23		As of 06/30/23		As of 09/30/23
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,609,172	32.1%	$5,549,532	31.6%	$5,471,235	31.0%
Idaho	865,543	5.0	877,573	5.0	891,240	5.0
Oregon	2,303,843	13.2	2,306,181	13.1	2,350,173	13.3
Utah	1,758,831	10.1	1,849,187	10.5	1,939,332	11.0
Nevada	767,250	4.4	758,988	4.3	740,394	4.2
Texas	2,330,637	13.4	2,381,783	13.6	2,403,111	13.6
Arizona	2,398,029	13.7	2,435,541	13.9	2,455,866	13.9
New Mexico	720,320	4.1	728,140	4.2	735,073	4.2
Other	695,701	4.0	675,332	3.8	667,333	3.8
Total	$17,449,326	100%	$17,562,257	100%	$17,653,757	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$5,844	16.9%	$5,951	10.8%	$5,127	10.2%
Commercial Real Estate	4,519	13.0	1,087	2.0	23,435	46.5
Commercial & Industrial	7,681	22.2	31,686	57.3	6,082	12.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Single-Family Residential	16,396	47.4	15,510	28.0	14,918	29.6
Construction - Custom	—	—	87	0.2	88	—
Land - Consumer Lot Loans	6	—	122	0.2	9	—
HELOC	128	0.4	801	1.4	736	1.5
Consumer	32	0.1	32	0.1	27	0.1
Total non-accrual loans	34,606	100%	55,276	100%	50,422	100%
Real Estate Owned	8,826		8,371		4,149
Other Property Owned	3,353		3,353		3,353
Total non-performing assets	$46,785		$67,000		$57,924

Non-accrual loans as % of total net loans	0.20%		0.32%		0.29%
Non-performing assets as % of total assets	0.21%		0.30%		0.26%

Net Charge-offs (Recoveries) by Category	03/23 QTR	CO % (a)	06/23 QTR	CO % (a)	09/23 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(1)	—	—	—	(98)	(0.01)
Commercial & Industrial	6,012	0.93	10,459	1.68	29,242	5.04
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(14)	(0.02)	(24)	(0.04)	(24)	(0.05)
Single-Family Residential	(70)	—	(18)	—	(16)	—
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(5)	(0.01)	(9)	(0.03)	(9)	(0.03)
HELOC	—	—	—	—	(1)	—
Consumer	(45)	(0.25)	(57)	(0.30)	268	1.53
Total net charge-offs (recoveries)	$5,877	0.12%	$10,351	0.21%	$29,362	0.60%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

WaFd, Inc.
Fact Sheet
September 30, 2023
($ in Thousands)

	As of 03/23			As of 06/23			As of 09/23
Deposits & Branches by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$7,273,498	45.9%	71	$7,505,777	46.6%	71	$7,627,674	47.5%	71
Idaho	1,020,154	6.4	22	1,047,730	6.5	22	972,424	6.1	22
Oregon	2,750,323	17.3	36	2,810,153	17.4	36	2,820,338	17.4	36
Utah	852,062	5.4	9	837,696	5.2	9	662,192	4.1	9
Nevada	527,449	3.3	8	496,316	3.1	8	495,794	3.1	8
Texas	410,972	2.6	6	363,460	2.2	6	381,576	2.4	5
Arizona	1,579,815	10.0	28	1,605,868	10.0	28	1,635,345	10.2	28
New Mexico	1,446,675	9.1	19	1,453,424	9.0	19	1,474,986	9.2	19
Total	$15,860,948	100%	199	$16,120,424	100%	199	$16,070,329	100%	198

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,856,165	18.0%		$2,729,888	16.9%		$2,706,448	16.8%
Interest Checking	4,125,554	26.0		4,124,463	25.6		3,882,715	24.2
Savings	943,915	6.0		874,256	5.4		817,547	5.1
Money Market	3,954,709	24.9		3,527,968	21.9		3,358,603	20.9
Time Deposits	3,980,605	25.1		4,863,849	30.2		5,305,016	33.0
Total	$15,860,948	100%		$16,120,424	100%		$16,070,329	100%

Deposits Uninsured & Non-collateraized - EOP	$4,238,628.64	26.7%		$4,033,174	25.0%		$4,124,355	25.7%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$553,797	1.49%		$1,402,532	3.28%		$2,345,588	3.84%
From 4 to 6 months	947,860	2.51%		1,500,396	3.22%		1,517,379	3.89%
From 7 to 9 months	920,635	2.38%		1,017,655	3.67%		408,399	3.84%
From 10 to 12 months	933,763	3.46%		400,959	3.73%		323,741	3.02%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$2,700,000	4.74%		$2,650,000	5.14%		$2,750,000	5.05%
1 to 3 years	300,000	2.07%		300,000	2.11%		100,000	1.70%
3 to 5 years	—	—%		—	—%		—	—%
More than 5 years	800,000	0.76%		800,000	0.61%		800,000	0.61%
Total	$3,800,000			$3,750,000			$3,650,000

Interest Rate Risk
NPV post 200 bps shock (b)		9.9%			9.9%			9.5%
Change in NII after 200 bps shock (b)		3.3%			3.0%			(2.0)%
(b) Assumes no balance sheet management actions taken.

WaFd, Inc.
Fact Sheet
September 30, 2023
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%
9/30/2022	8.1%	14.7%
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd, Inc.
Fact Sheet
September 30, 2023
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	March 31, 2023			June 30, 2023			September 30, 2023
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$17,097,130	$222,957	5.29%	$17,307,298	$232,167	5.38%	$17,397,745	$240,998	5.50%
Mortgage-backed securities	1,355,403	10,422	3.12	1,349,264	10,454	3.11	1,375,938	11,695	3.37
Cash & investments	1,657,027	19,786	4.84	1,879,893	27,249	5.81	1,841,726	26,536	5.72
FHLB & FRB Stock	139,484	2,181	6.34	131,191	2,610	7.98	120,005	2,481	8.20
Total interest-earning assets	20,249,044	255,346	5.11%	20,667,646	272,480	5.29%	20,735,414	281,710	5.39%
Other assets	1,491,981			1,445,635			1,498,327
Total assets	$21,741,025			$22,113,281			$22,233,741

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	12,746,827	52,123	1.66%	13,019,055	70,062	2.16%	13,245,484	83,402	2.50%
Borrowings	3,281,945	28,185	3.48	3,595,879	33,718	3.76	3,478,261	34,611	3.95
Total interest-bearing liabilities	16,028,772	80,308	2.03%	16,614,934	103,780	2.51%	16,723,745	118,013	2.80%
Noninterest-bearing customer accounts	3,046,867			2,826,538			2,761,622
Other liabilities	290,702			275,522			316,528
Total liabilities	19,366,341			19,716,994			19,801,895
Shareholders’ equity	2,374,684			2,396,287			2,431,846
Total liabilities and shareholders' equity	$21,741,025			$22,113,281			$22,233,741

Net interest income/interest rate spread		$175,038	3.08%		$168,700	2.78%		$163,697	2.59%

Net interest margin (1)			3.51%			3.27%			3.13%

(1) Annualized net interest income divided by average interest-earning assets

WaFd, Inc.
Fact Sheet
September 30, 2023
Delinquency Summary
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

September 30, 2023
Multi-Family	1,134	2,545	$2,886,594	—	—	1	1	0.09%	$132	—%
Commercial Real Estate	1,199	2,761	3,310,101	1	1	3	5	0.42	24,428	0.74
Commercial & Industrial	2,000	1,158	2,315,318	2	5	18	25	1.25	8,298	0.36
Construction	490	3,753	1,838,936	—	—	—	—	—	—	—
Land - Acquisition & Development	93	1,685	156,661	—	—	—	—	—	—	—
Single-Family Residential	19,737	324	6,388,990	30	19	45	94	0.48	23,925	0.37
Construction - Custom	665	488	324,451	1	1	1	3	0.45	3,464	1.07
Land - Consumer Lot Loans	1,131	110	124,842	2	2	1	5	0.44	611	0.49
HELOC	4,229	56	237,754	11	3	6	20	0.47	2,046	0.86
Consumer	1,694	41	70,110	9	2	14	25	1.48	411	0.59
	32,372	545	$17,653,757	56	33	89	178	0.55%	$63,315	0.36%
June 30, 2023
Multi-Family	1,137	2,514	$2,858,433	1	—	1	2	0.18%	$496	0.02%
Commercial Real Estate	1,193	2,698	3,218,451	—	—	—	—	—	—	—
Commercial & Industrial	2,068	1,204	2,490,740	3	3	12	18	0.87	32,551	1.31
Construction	528	3,332	1,759,434	—	—	—	—	—	—	—
Land - Acquisition & Development	101	1,601	161,658	—	—	—	—	—	—	—
Single-Family Residential	19,630	319	6,258,592	29	9	49	87	0.44	19,086	0.30
Construction - Custom	804	468	376,045	1	—	1	2	0.25	711	0.19
Land - Consumer Lot Loans	1,173	114	133,994	2	2	1	5	0.43	264	0.20
HELOC	4,151	55	228,132	6	1	6	13	0.31	1,448	0.63
Consumer	1,729	44	76,778	8	1	16	25	1.45	540	0.70
	32,514	540	$17,562,257	50	16	86	152	0.47%	$55,096	0.31%
March 31, 2023
Multi-Family	1,147	2,493	$2,859,994	1	—	—	1	0.09%	$132	—%
Commercial Real Estate	1,210	2,693	3,258,304	2	—	2	4	0.33	2,011	0.06
Commercial & Industrial	2,171	1,191	2,585,196	18	2	11	31	1.43	4,199	0.16
Construction	576	2,793	1,608,513	1	—	—	1	0.17	505	0.03
Land - Acquisition & Development	109	1,533	167,080	—	—	—	—	—	—	—
Single-Family Residential	19,543	314	6,134,021	28	4	56	88	0.45	19,238	0.31
Construction - Custom	953	424	403,783	1	—	—	1	0.10	87	0.02
Land - Consumer Lot Loans	1,209	116	140,140	1	—	—	1	0.08	79	0.06
HELOC	4,070	54	221,159	8	4	4	16	0.39	1,348	0.61
Consumer	1,765	40	71,136	7	2	15	24	1.36	235	0.33
	32,753	533	$17,449,326	67	12	88	167	0.51%	$27,834	0.16%